CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Financial Statements

As of December 31, 2023 and for the Years Ended December 31, 2023 and 2022 and Report of Independent Registered Public Accounting Firm

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Report of Independent Registered Public Accounting Firm
To the Board of Directors of Connecticut General Life Insurance Company and the Policyowners of CG Variable Life Insurance Separate Account A
Opinions on the Financial Statements
We have audited the accompanying statements of net assets of American Century VP Capital Appreciation Fund (Class I), BNY Mellon Stock Index Fund (Initial Class), Fidelity VIP Asset Manager Portfolio (Initial Class), Fidelity VIP Equity-Income Portfolio (Initial Class), Fidelity VIP Investment Grade Bond Portfolio (Initial Class), Fidelity VIP Overseas Portfolio (Initial Class), Goldman Sachs VIT Government Money Market Fund (Institutional Class), Janus Henderson VIT Enterprise Portfolio (Institutional Class), Vanguard VIF Equity Income Portfolio, and Vanguard VIF Equity Index Portfolio of CG Variable Life Insurance Separate Account A as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2023 including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of American Century VP Capital Appreciation (Class I), BNY Mellon Stock Index Fund (Initial Class), Fidelity VIP Asset Manager Portfolio (Initial Class), Fidelity VIP Equity-Income Portfolio (Initial Class), Fidelity VIP Investment Grade Bond Portfolio (Initial Class), Fidelity VIP Overseas Portfolio (Initial Class), Goldman Sachs VIT Government Money Market Fund (Institutional Class), Janus Henderson VIT, Enterprise Portfolio (Institutional Class), Vanguard VIF Equity Income Portfolio, and Vanguard VIF Equity Index Portfolio of CG Variable Life Insurance Separate Account A as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31 ,2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions
These financial statements are the responsibility of the Connecticut General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of CG Variable Life Insurance Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of CG Variable Life Insurance Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such
PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street Suite 2400 Hartford, Connecticut 06103-3404
T: 860 241 7000

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
April 25, 2024
We have served as the auditor of one or more of the subaccounts of CG Variable Life Insurance Separate Account A since 2022.

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Net Assets
As of December 31, 2023

	American Century VP Capital Appreciation	BNY Mellon Stock Index Fund	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Equity Income Portfolio	Fidelity VIP Investment Grade Bond Portfolio

ASSETS:
Investment in variable insurance funds and portfolios, at fair value
	$935	$111,495	$43,602	$15,358	$5,422

Total net assets	$935	$111,495	$43,602	$15,358	$5,422

Total shares outstanding	66	1,613	2,791	618	485
Net asset value per share (NAV)	$14.22	$69.08	$15.62	$24.85	$11.17
Total units outstanding	14	2,339	1,469	345	211
Variable accumulation unit value	$64.71	$47.62	$29.71	$44.34	$25.66
Identified cost of investment	978	84,735	43,069	14,174	6,060

The accompanying Notes to the Financial Statements are an integral part of these financial statements.

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Net Assets (Continued)
As of December 31, 2023

	Fidelity VIP Overseas Portfolio	Goldman Sachs VIT Government Money Market Fund	Janus Henderson VIT Enterprise Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio

ASSETS:
Investment in variable insurance funds and portfolios, at fair value
	$7,088	$6,864	$1,407	$41,664	$15,967

Total net assets	$7,088	$6,864	$1,407	$41,664	$15,967

Total shares outstanding	275	6,873	18	1,743	262
Net asset value per share (NAV)	$25.82	$1.00	$76.67	$23.91	$60.89
Total units outstanding	284	612	87	2,266	717
Variable accumulation unit value	$24.94	$11.23	$16.00	$18.39	$22.31
Identified cost of investment	6,354	6,863	1,470	39,924	12,554

The accompanying Notes to the Financial Statements are an integral part of these financial statements.

Statements of Operations
For the year ended December 31, 2023

	American Century VP Capital Appreciation	BNY Mellon Stock Index Fund	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Equity Income Portfolio	Fidelity VIP Investment Grade Bond Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$2	$1,599	$986	$282	$134
Net investment income (loss)	2	1,599	986	282	134

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on sale of investments	(3,748)	4,476	(791)	148	(192)
Realized gain distributions	—	4,252	487	423	—
Realized gain (loss) on investments	(3,748)	8,728	(304)	571	(192)
Change in unrealized appreciation (depreciation) on investments	6,359	15,232	4,612	675	365

Net realized and unrealized gain (loss) on investments	2,611	23,960	4,308	1,246	173

Net increase (decrease) in net assets resulting from operations	$2,613	$25,559	$5,294	$1,528	$307

The accompanying Notes to the Financial Statements are an integral part of these financial statements

Statements of Operations (Continued)
For the year ended December 31, 2023

	Fidelity VIP Overseas Portfolio	Goldman Sachs VIT Government Money Market Fund	Janus Henderson VIT Enterprise Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$67	$309	$—	$1,173	$333
Net investment income (loss)	67	309	0	1,173	333

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on sale of investments	109	—	(7)	65	7,956
Realized gain distributions	17	—	91	2,290	735
Realized gain (loss) on investments	126	—	84	2,355	8,691
Change in unrealized appreciation (depreciation) on investments	1,038	—	129	(415)	(1,526)

Net realized and unrealized gain (loss) on investments	1,164	—	213	1,940	7,165

Net increase (decrease) in net assets resulting from operations	$1,231	$309	$213	$3,113	$7,498

The accompanying Notes to the Financial Statements are an integral part of these financial statements

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets
For the years ended December 31, 2023 and December 31, 2022

	American Century VP Capital Appreciation		BNY Mellon Stock Index Fund		Fidelity VIP Asset Manager Portfolio
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2	$0	$1,599	$1,709	$986	$981
Realized gain (loss) on investments	(3,748)	3,710	8,728	16,312	(304)	2,786
Change in unrealized appreciation (depreciation) on investments	6,359	(16,247)	15,232	(46,302)	4,612	(12,684)
Net increase (decrease) in net assets resulting from operations	2,613	(12,537)	25,559	(28,281)	5,294	(8,917)

Contributions and (Withdrawals):
Payments received from policyowners	—	—	—	—	18,219	14,353
Policyowners' surrenders	(28,542)	—	—	—	—	—
Net Transfers	—	(3,588)	—	—	—	(1,602)
Cost of insurance, administrative fees and transaction fees	(504)	(972)	(25,370)	(23,228)	(24,243)	(22,245)
Net contributions and (withdrawals)	(29,046)	(4,560)	(25,370)	(23,228)	(6,024)	(9,494)

Increase (decrease) in net assets	$(26,433)	$(17,097)	$189	$(51,509)	$(730)	$(18,411)

NET ASSETS:
Beginning of period	27,368	44,465	111,306	162,815	44,332	62,743
End of period	$935	$27,368	$111,495	$111,306	$43,602	$44,332
.

The accompanying Notes to the Financial Statements are an integral part of these financial statements

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2023 and December 31, 2022

	Fidelity VIP Equity Income Portfolio		Fidelity VIP Investment Grade Bond Portfolio		Fidelity VIP Overseas Portfolio
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$282	$308	$134	$125	$67	$70
Realized gain (loss) on investments	571	2,153	(192)	(2,047)	126	(2,347)
Change in unrealized appreciation (depreciation) on investments	675	(5,495)	365	(1,394)	1,038	(8,771)
Net increase (decrease) in net assets resulting from operations	1,528	(3,034)	307	(3,316)	1,231	(11,048)

Contributions and (Withdrawals):
Payments received from policyowners	—	—	1,824	2,037	1,191	1,748
Policyowners' surrenders	—	—	—	—	—	—
Net Transfers	—	(23,915)	—	(13,464)	—	(18,722)
Cost of insurance, administrative fees and transaction fees	(2,159)	(2,815)	(2,175)	(2,240)	(1,742)	(1,915)
Net contributions and (withdrawals)	(2,159)	(26,730)	(351)	(13,667)	(551)	(18,889)

Increase (decrease) in net assets	$(631)	$(29,764)	$(44)	$(16,983)	$680	$(29,937)

NET ASSETS:
Beginning of period	15,989	45,753	5,466	22,449	6,408	36,345
End of period	$15,358	$15,989	$5,422	$5,466	$7,088	$6,408

The accompanying Notes to the Financial Statements are an integral part of these financial statements

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2023 and December 31, 2022

	Goldman Sachs VIT Government Money Market Fund		Janus Henderson VIT Enterprise Portfolio		Vanguard VIF Equity Income Portfolio
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$309	$109	$—	$2	$1,173	$1,379
Realized gain (loss) on investments	—	—	84	203	2,355	6,380
Change in unrealized appreciation (depreciation) on investments	—	1	129	(418)	(415)	(7,755)
Net increase (decrease) in net assets resulting from operations	309	110	213	(213)	3,113	4

Contributions and (Withdrawals):
Payments received from policyowners	2,755	3,085	435	516	20,314	19,127
Policyowners' surrenders	—	—	—	—	(10,448)
Net Transfers	—	(1,680)	—	—	—	2,039
Cost of insurance, administrative fees and transaction fees	(2,672)	(2,418)	(426)	(487)	(27,693)	(25,199)
Net contributions and (withdrawals)	83	(1,013)	9	29	(17,827)	(4,033)

Increase (decrease) in net assets	$392	$(903)	$222	$(184)	$(14,714)	$(4,029)
NET ASSETS:
Beginning of period
End of period	6,472	7,375	1,185	1,369	56,378	60,407
	$6,864	$6,472	$1,407	$1,185	$41,664	$56,378

The accompanying Notes to the Financial Statements are an integral part of these financial statements

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2023 and December 31, 2022

	Vanguard VIF Equity Index Portfolio
	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$333	$512
Realized gain (loss) on investments	8,691	3,431
Change in unrealized appreciation (depreciation) on investments	(1,526)	(9,600)
Net increase (decrease) in net assets resulting from operations	7,498	(5,657)

Contributions and (Withdrawals):
Payments received from policyowners	4,471	8,564
Policyowners' surrenders	(71,102)	—
Net Transfers	—	60,932
Cost of insurance, administrative fees and transaction fees	(18,270)	(17,533)
Net contributions and (withdrawals)	(84,901)	51,963

Increase (decrease) in net assets	$(77,403)	$46,306

NET ASSETS:
Beginning of period	93,370	47,064
End of period	$15,967	$93,370

The accompanying Notes to the Financial Statements are an integral part of these financial statements

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements

1. Organization

CG Variable Life Insurance Separate Account A (Separate Account A) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended as a unit investment trust that follows the accounting and reporting under ASC 946. The operations of Separate Account A are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of Separate Account A are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of Separate Account A are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants. Effective after July 1, 2006, sales of new policies were discontinued.

At December 31, 2023, the assets of Separate Account A are divided into variable sub-accounts, each of which is invested in shares of one of ten diversified open-end investment management companies' mutual funds, each portfolio having its own investment objective. Transfers are permitted between these variable sub-accounts and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

American Century Investments Variable Products:
American Century VP Capital Appreciation Fund (Class I)
BNY Mellon Investment Management:
BNY Mellon Stock Index Fund (Initial Class)
Fidelity Variable Insurance Products (VIP) Products:
Fidelity VIP Asset Manager Portfolio (Initial Class)
Fidelity VIP Equity-Income Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Overseas Portfolio (Initial Class)
Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Government Money Market Fund (Institutional Class)
Janus Henderson Variable Insurance Trust:
Janus Henderson VIT Enterprise Portfolio (Institutional Class)
Vanguard Variable Insurance Funds:
Vanguard VIF Equity Income Portfolio
Vanguard VIF Equity Index Portfolio

2. Significant Accounting Policies

These financial statements have been prepared in conformity with generally accepted accounting principles and reflect management’s estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout these Notes to Financial

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)
Statements. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

A. Investment Valuation: Investments held by the variable sub-accounts consist of shares of mutual funds that are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 2023. The change in the difference between cost and fair value is reflected as a change in net unrealized gain (loss) in the Statements of Operations. See below for further information on Fair Value Measurements.

B. Investment Transactions: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the average cost basis of the investments sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life. Amounts due to or due from CG Life are recorded as payables to/receivables from CG Life in the Statements of Assets and Liabilities. There were no such payables to or receivables from CG Life as of December 31, 2023.

C. Federal Income Taxes: The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.
D. Policies: Reinstated policies due to lapses that are re-issued in the current year are deemed issued under that policy's original effective date with regard to fee structures. No new policies were issued during this statement period and it is expected that no new policies will be issued in the future.

E. Fair Value Measurements: The Account carries financial instruments at fair value in the financial statements, including mutual funds.

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. A liability's fair value is defined as the amount that would be paid to transfer the liability to a market participant, not the amount that would be paid to settle the liability with the creditor.

The Account’s financial assets carried at fair value have been classified based upon a hierarchy defined by GAAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level of input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument's fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

2. Significant Account Policies (Continued)

•Level 1 – Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets are defined as markets where many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis, and include exchanges and dealer markets.

•Level 2 – Inputs for instruments classified in Level 2 include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant.

•Level 3 – Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The Account’s financial assets measured at fair value on a recurring basis consist of investments in various institutional and retail mutual funds classified in Level 2. The fair value measurement is based on the respective funds' closing net asset value as of the valuation date, which represents the exit-based fair value for the units on that date. There were no financial assets measured at fair value on a non-recurring basis during 2023.

3. Investments

Purchases and sales of shares of each mutual fund for the year ended December 31, 2023 amounted to:

	Purchases	Sales
American Century VP Capital Appreciation	$2	$29,045
BNY Mellon Stock Index Fund	5,807	25,370
Fidelity VIP Asset Manager Portfolio	19,218	23,703
Fidelity VIP Equity Income Portfolio	706	2,160
Fidelity VIP Investment Grade Bond Portfolio	1,559	1,774
Fidelity VIP Overseas Portfolio	975	1,438
Goldman Sachs VIT Government Money Market Fund	2,592	2,191
Janus Henderson VIT Enterprise Portfolio	525	425
Vanguard VIF Equity Income Portfolio	18,357	32,706
Vanguard VIF Equity Index Portfolio	5,522	89,339
Total	$55,263	$208,151

4. Charges and Deductions

    There are no mortality and expense charges for the years presented.

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

4. Charges and Deductions (Continued)

Each premium payment is subject to a charge covering state insurance premium taxes and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge is stated in the group policy but will not exceed 5.00%. State insurance premium taxes vary from state to state and range from 0.00% to 3.00%. The premium taxes are netted against participant deposits on the Statements of Changes in Net Assets.

CG Life charges a monthly deduction for the cost of life insurance and any other benefits provided under the Group policy. The cost of life insurance will depend on the contract holder's age on the contract holder's last birthday as of the last Policy Anniversary. The charge may depend on the following risk factors:

•The group policyholder's industry;
•The contract holder's classification as a smoker or non-smoker;
•The number of eligible persons;
•The age, sex and occupation of the eligible persons;
•The prior claims experience of group life insurance plans sponsored by the group policyholder;
•Expenses of the group policy, including commissions to agents or brokers and other administrative expenses to reimburse CG Life;
•Our prior claims experience under the group policy; and
•Other factors affecting CG Life's risk under the group policy.

The monthly cost of life insurance is guaranteed not to exceed maximum rates that are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

CG Life charges a monthly administrative fee to cover the cost of premium billing and collection, certificate value calculation, transaction processing, periodic reports and other expenses. This charge will vary depending on the group policyholder, including the number of eligible persons and the expected costs of administering the certificates under the group policy. This charge will not exceed:

•$6.00 per month, for certificates having a fund or portfolio balance (net of loans) of more than zero but not more than $10,000; or
•$5.00 per month, for certificates having no fund or portfolio balance, or having a fund or portfolio balance (net of loans) of more than $10,000.

CG Life charges a fee of $25.00 (or 2% of the amount of the surrender, if less) for the following transactions:

•A full surrender of a certificate;
•A partial surrender of a certificate; and
•Each transfer between funding options in excess of 12 transfers during each policy year.

The transaction fee may be waived at the discretion of CG Life management. Fees charged by CG Life for cost of life insurance, administrative fees and transaction fees are charged directly to policyholder accounts.

5. Distribution of Net Income

Separate Account A does not expect to declare dividends to participants from accumulated net income. The accumulated net income is allocated to each participant. Distribution to participants will occur as part of death benefits and surrender.

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

6. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Based on assurances from the Fund Managers, CG Life believes that the variable sub-accounts satisfy the requirements of the regulations and that Separate Account A therefore satisfies these requirements and expects to continue to meet such requirements.

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

7. Changes in Outstanding Units
The changes in units outstanding for the years ended December 31, 2023 and 2022 were as follows:

	2023			2022
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Capital Appreciation	—	(496)	(496)	—	(85)	(85)
BNY Mellon Stock Index Fund	—	(603)	(603)	—	(573)	(573)
Fidelity VIP Asset Manager Portfolio	641	(857)	(216)	507	(851)	(344)
Fidelity VIP Equity Income Portfolio	—	(52)	(52)	—	(686)	(686)
Fidelity VIP Investment Grade Bond Portfolio	57	(72)	(15)	81	(664)	(583)
Fidelity VIP Overseas Portfolio	38	(64)	(26)	84	(1,101)	(1,017)
Goldman Sachs VIT Government Money Market Fund	207	(200)	7	274	(370)	(96)
Janus Henderson VIT Enterprise Portfolio	30	(29)	1	35	(32)	3
Vanguard VIF Equity Income Portfolio	877	(1,924)	(1,047)	1,095	(1,308)	(213)
Vanguard VIF Equity Index Portfolio	219	(4,780)	(4,561)	3,937	(835)	3,102

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights:

The following table presents financial highlights for each of the variable sub-accounts as of December 31, 2023, 2022, 2021, 2020 and 2019:

		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio**
American Century VP Capital Appreciation	2023	$935	14	$64.71	20.7%	—%
	2022	27,368	510	53.61	(28.1)%	—%
	2021	44,465	596	74.58	11.2%	—%
	2020	41,296	615	67.09	42.5%	—%
	2019	32,018	680	47.10	35.6%	—%
BNY Mellon Stock Index Fund	2023	$111,495	2,339	$47.62	25.9%	1.4%
	2022	111,306	2,942	37.81	(18.3)%	1.2%
	2021	162,815	3,515	46.29	28.4%	1.1%
	2020	145,749	4,041	36.05	18.0%	1.9%
	2019	147,435	4,824	30.55	31.2%	6.9%

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights (Continued):
		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio **
Fidelity VIP Asset Manager Portfolio	2023	$43,602	1,469	$29.71	12.9%	2.2%
	2022	44,332	1,685	26.31	(14.9)%	1.8%
	2021	62,743	2,028	30.93	9.9%	1.6%
	2020	61,709	2,193	28.14	14.9%	1.4%
	2019	60,775	2,481	24.49	18.2%	5.8%
Fidelity VIP Equity Income Portfolio	2023	$15,358	345	$44.34	10.6%	1.8%
	2022	15,989	397	40.08	(5.0)%	1.0%
	2021	45,753	1,084	42.17	24.9%	1.9%
	2020	40,246	1,191	33.76	6.7%	1.3%
	2019	48,562	1,533	31.64	27.4%	8.7%
Fidelity VIP Investment Grade Bond Portfolio	2023	$5,422	211	$25.66	6.2%	2.5%
	2022	5,466	226	24.16	(13.0)%	0.9%
	2021	22,449	809	27.76	(0.6)%	1.9%
	2020	26,663	955	27.93	9.4%	2.1%
	2019	25,420	996	25.53	9.7%	2.9%
Fidelity VIP Overseas Portfolio	2023	$7,088	284	$24.94	20.5%	1.0%
	2022	6,408	310	20.69	(24.5)%	0.3%
	2021	36,345	1,326	27.40	19.7%	0.5%
	2020	31,278	1,366	22.89	15.6%	0.3%
	2019	28,271	1,428	19.80	27.8%	5.2%

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)
8. Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio**
Goldman Sachs VIT Government Money Market Fund	2023	$6,864	612	$11.23	5.1%	4.6%
	2022	6,472	605	10.69	1.6%	1.6%
	2021	7,375	701	10.52	—%	—%
	2020	6,346	603	10.52	0.4%	0.4%
	2019	6,312	602	10.48	2.1%	2.1%
Janus Henderson VIT Enterprise Portfolio	2023	$1,407	87	$16.00	18.1%	—%
	2022	1,185	86	13.55	-16.9%	0.2%
	2021	1,369	84	16.30	16.8%	0.2%
	2020	2,430	174	13.97	19.5%	5.4%
Vanguard VIF Equity Income Portfolio	2023	$41,664	2,266	$18.39	8.1%	2.4%
	2022	56,378	3,313	17.02	(0.7)%	2.4%
	2021	60,407	3,526	17.13	25.3%	1.8%
	2020	47,135	3,449	13.67	3.2%	5.1%
	2019	42,122	3,182	13.24	24.4%	6.3%
Vanguard VIF Equity Index Portfolio	2023	$15,967	717	$22.31	26.1%	0.6%
	2022	93,370	5,278	17.69	(18.2)%	0.7%
	2021	47,064	2,176	21.63	28.5%	1.2%
	2020	44,372	2,637	16.83	18.2%	3.3%
	2019	39,448	2,771	14.24	31.3%	3.8%

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights (Continued):

Explanations for footnotes within the Financial Highlights are as follows:

* These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. These ratios also do not reflect charges for cost of insurance, administrative or transaction fees; inclusion of these charges in the calculation would result in a reduction in the total return presented.

**These amounts represent the dividends received by the variable sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude mortality and expense risk charges that are assessed against contract owner accounts through reductions in the unit values. The recognition of investment income by the variable sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the variable sub-account invests.

9. Subsequent Events:

CG Life is not aware of any events that occurred subsequent to the close of the books or accounts for this statement which would have had a material effect on the financial condition of the Account. In preparing these financials, CG Life has evaluated events that occurred between the balance sheet date and April 25, 2024, the date the financial statements were issued.